Employment Agreement

     This Employment Agreement ("Agreement") is made effective as of the 1st day of October 2000. by and between ValCom, Inc., a Delaware corporation (the "Corporation") and Vince M Vellardita ("Employee").

     WHEREAS, the Corporation and Employee desire to enter into this Employment Agreement to insure the Corporation of the services of Employee during the term hereof and to insure Employee of his continued employment by the Corporation; NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1.  Employment. The Corporation hereby employs Employee and Employee hereby
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accepts  such  employment  by  the  Corporation  upon  the  terms and conditions hereinafter set forth, all other agreements, arrangements and undertakings between the Corporation and Employee with respect to employment being superseded hereby for all purposes.

     2.  Term.  The  term  of  said  employment  shall  be  for  five (5) years,
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beginning  on  October  1,  2000  and,  subject  to  Paragraph 8, terminating on
September  30,  2005,  unless  extended  pursuant  to  Paragraph  9.

     3.  Compensation.  As  compensation  for  all services he may render to the
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Corporation,  the  Corporation  shall  pay  to  Employee:
          3.1. An annual salary of $120,000.00 for the first year beginning October 1, 2000 and ending September 30, 2001. $150,000.00 for the second year beginning October 1, 2001 and ending September 30, 2002, and $200,000.00 for the third year beginning October 1, 2002 and ending September 30, 2003; plus
          3.2. Such bonus that may, but need not be, be declared and paid from time to time in the sole and absolute discretion of the Board of Directors of the Corporation or duly-authorized Compensation Committee thereof, after taking into consideration the performance of the Corporation, profitability, working capital requirements and such other factors as shall be determined by the Board of Directors of the Corporation or the duly-authorized Compensation Committee thereof.

     4. Duties. For the entire term of this Employment Agreement, Employee shall
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be  employed  in  the  capacity  of President and Chief Executive Officer of the
Corporation. As, President and Chief Executive Officer, Employee shall do and perform all services or acts necessary or advisable, subject to the policies set by the Board of Directors of the Corporation. As President and Chief Financial Officer, Employee shall have such powers and authorities as shall be conferred by the Board of Directors of the Corporation.

     5.  Extent  of  Services.
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          5.1.  For  the full terms of this Employment Agreement, Employee shall devote substantially all of this attention, abilities and energies to the business of the Corporation during regular business hours.
          5.2. Employee shall not, without the prior written, consent of the Corporation, or unless otherwise permitted pursuant to this Paragraph 5, directly or indirectly, during the term of this Employment Agreement, engage in any activity competitive with or adverse to the Corporation's business or welfare, whether alone, as a partner, or as an officer, director, employee or shareholder of any other business entity, except that the ownership of not more than five percent (5%) of the equity securities of any publicly traded corporation shall not be deemed a violation of this paragraph 5.2,
          5.3. During the term of employment, Employee will have access to and acquire various confidential knowledge, including without limitation compilations of information, which are owned by the Corporation and which are regularly used by the Corporation in the operation of its business. Employee shall not disclose any of the aforesaid trade secrets, directly or indirectly, or use them in any way, either during the term of this Employment Agreement or at any time thereafter, except as required in the course of his employment. All files, records, documents and, other items relating to the business of the Corporation, whether prepared by Employee or otherwise corning into his possession, shall remain the exclusive property of the Corporation.

     6.  Benefits.
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          6.1.  Employee  shall  receive  medical  and  disability insurance and other fringe benefits on a basis not less favorable as the same are extended to other key employees of the Corporation.

          6.2. Employee shall be entitled in each year of the term of this Employment Agreement to such vacation and sick leave as shall be determined by the Board of Directors, during which time his compensation pursuant to Paragraph 3 hereof, shall be paid in full.

          6.3. Throughout the term of this Agreement, The Corporation shall provide and pay for a mobile telephone and a credit card for Employee's use for gas and company related expenses.

     7.  Expenses.  Subject  to  written policies, which may be established from
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time  to  time  by  the  Board  of  Directors  of  the  Corporation, Employee is
authorized to incur reasonable expenses in performing his obligations hereunder, including expenses for entertainment, travel and similar items. The Corporation agrees to reimburse Employee for all such expenses upon presentation from time to time of itemized accounts of such expenditures,

     8.  Termination.
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          8.1.  The  employment  of  Employee hereunder may be terminated at any time  by  action  of  the  Corporation's  Board  of  Directors:
          8.1.1. Upon thirty (30) days prior written notice in the event of illness or permanent disability of Employee resulting in a failure to discharge substantially his duties under this Employment Agreement for a period of six (6) consecutive months or a total of two hundred ten (210) days during any calendar year, and upon such termination, Employee shall be entitled to receive and shall be paid all compensation pursuant to Paragraph 3 hereof through and including the date of termination; or


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          8.1.2.  At  any  time  upon  the  occurrence of any one or more of the following  events:
          8.1.2.1. Employee's repeated intentional failure or refusal to perform such duties consistent with his capacity as Director of the Corporation;
          8.1.2.2. Employee's fraud, dishonesty or other willful misconduct in the performance of services on behalf of the Corporation; or
          8.1.2.3. A material breach of any provision of this Employment Agreement that has not been corrected by Employee within thirty (30) days after receipt by him of written notice of such breach, in which case the Corporation shall not be required to pay any further compensation to Employee, Termination of Employee's employment under this Paragraph 8 shall not be in limitation of any other right or remedy that the Corporation may have under this Employment Agreement or otherwise.

     8.2 Employee may terminate this Employment Agreement upon a material breach of any provision of this Employment Agreement by the Corporation that has not been corrected by the Corporation within thirty (30) days after receipt by it of written notice of such breach.

     8.3 This Employment Agreement shall not be terminated by any of the following:
          8.3.1 Merger or consolidation where the Corporation is not the resulting or surviving corporation or entity; or
          8.3.2 Transfer of substantially all of the assets of the Corporation. In the event of any such merger, consolidation or transfer of assets, the surviving or resulting corporation or entity or the transferee of the Corporation's assets shall remain bound by and shall continue to obtain the benefits of the provisions of this Agreement.

     9.  Renewal.  This  Employment Agreement shall be automatically renewed for
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successive  one  (1) year periods, unless written notice of termination is given by one party to the other party not less than three (3) months prior to the end of the term hereof or any renewal hereof. For any renewal period, the compensation to be paid by the Corporation to Employee shall be as mutually determined by the Corporation and Employee but is to be not less than the amount paid pursuant to Paragraph 3.1.

     10.  Severable  Provisions. The provisions of this Employment Agreement are
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severable,  and  if  any  one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

     11.  Waiver.  Either party's failure to enforce any provision or provisions
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of  this  Employment  Agreement shall not in any way be construed as a waiver of any such provision, or provisions as to any future violation thereof, nor prevent that party thereafter from enforcing each and every other provision of this Employment Agreement. The rights granted to both parties hereunder are cumulative and waiver of any single remedy shall not constitute a waiver of either party's right to assert all other legal remedies available to him or it under the circumstances.

     12.  Merger  Clause.  This  Employment  Agreement  supersedes  all  prior
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agreements  and  understandings  between  the  parties  and may not be modified,


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waived  or  terminated  orally. No attempted modification, waiver or termination shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

     13.  Governing  Law.  This  Employment  Agreement  shall be governed by and
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construed  in  accordance  with  the  laws  of  the  State  of  California,

     IN WITNESS WHEREOF, the parties hereto have duly executed this Employment Agreement effective as of the date and year first set forth above.


                                                    Valcom,  Inc.



                                               By:  /s/  Ron  Foster
                                                    ----------------------------
                                                    Ron Foster, its Secretary
                                                    And Executive Vice President




                                                    /s/  Vince  Vellardita
                                                    ----------------------------
                                                    Vince  Vellardita


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